UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019

BioCorRx Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54208	90-0967447
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2390 East Orangewood Avenue, Suite 575

Anaheim, California 92806

(Address of principal executive offices) (Zip Code)

(714) 462-4880

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 24, 2019, BioCorRx Inc., a Nevada corporation (the “Company”), entered into a Master Services Agreement (the “MSA”) with Charles River Laboratories, Inc. (“Charles River”). Pursuant to the MSA, Charles River will be conducting studies with regard to BICX102. Studies will be conducted pursuant to Statements of Work entered into by the Company and Charles River.

On May 30, 2019, the Company and Charles River entered into two separate Statements of Work pursuant to which Charles River is conducting a total of six studies. The total consideration the Company will pay Charles River for these six studies is $2,760,000. The Company expects to pay approximately $76,330 to Charles River over the next thirty (30) days with the balance of the payments to be made over the next sixteen (16) months while the studies are ongoing.

The foregoing description of the MSA does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the MSA, a copy of which is attached hereto as Exhibit 10.1, incorporated herein by reference. The foregoing description of the Statements of Work does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Statements of Work, copies of which are attached hereto as Exhibits 10.2 and 10.3, incorporated herein by reference

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1†	Master Services Agreement by and between BioCorRx Inc. and Charles River Laboratories Inc., dated May 24, 2019.
10.2†	Statement of Work 1 by and between BioCorRx Inc. and Charles River Laboratories Inc., dated May 30, 2019.
10.3†	Statement of Work 2 by and between BioCorRx Inc. and Charles River Laboratories Inc., dated May 30, 2019.

____________

† Portions of these exhibits have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCorRx Inc.

Date: June 14, 2019	By:	/s/ Lourdes Felix
Lourdes Felix
Chief Financial Officer

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